                               POWER OF ATTORNEY

     Known all by these present, that the undersigned hereby constitutes and appoints each of David P. Scharf and Ellen K. McIntosh signing singly, the undersigned's true and lawful attorney-in-fact to:

     (1)      execute  for  and  on  behalf  of  the  undersigned,  in  the undersigned's  capacity  as  an  officer  and/or  director  of  Baxter
     International Inc., or any  of its  direct  or  indirect  subsidiaries
     ("Baxter") Forms  3, 4  and 5 in  accordance  with  Section  16(a)  of the  Securities Exchange Act of 1934 and the rules thereunder and Form
     144 under Rule 144 under the Securities Act of 1933;

     (2)      do  and perform  any  and all acts for and  on  behalf of the undersigned  which  may be necessary  or  desirable  to  complete  and execute  any such Form 3, 4, 5, or 144  and complete  and  execute any amendment  or  amendments thereto,  and timely file any such form with the United  States  Securities and Exchange Commission  and any  stock exchange or similar authority; and

     (3)      take any other action of any type  whatsoever  in  connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned,  it being understood that the documents executed  by such attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form  and  shall contain such terms  and conditions as such  attorney-in-fact  may approve in such attorney-in-
     fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney- in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause or have caused to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is Baxter assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 and Rule 144 of
the Securities Act of 1933.

     This Power of Attorney shall supercede any power of attorney previously granted by the undersigned with respect to the subject matter herein and shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 and 144 with respect to the undersigned's holdings of, and transactions in, securities issued by Baxter, unless earlier revoked by the undersigned in a signed document delivered to Baxter.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of October, 2015.

                                         /s/ Jose E. Almeida